Janus Aspen Series

Janus Henderson Global Bond Portfolio

Institutional Shares

Service Shares

Supplement dated January 17, 2019

to Currently Effective Prospectuses

Effective immediately, the prospectuses for Janus Henderson Global Bond Portfolio (the “Portfolio”) are amended as follows:

1.	Under “Management” in the Portfolio Summary section of the Portfolio’s Prospectuses, the following paragraph replaces the corresponding paragraph in its entirety:

Portfolio Managers: Christopher H. Diaz, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio. Andrew Mulliner, CFA, is Co-Portfolio Manager of the Portfolio.

2.

Under “Investment Personnel – Global Bond Portfolio” in the Management of the Portfolios section of the Portfolio’s Prospectuses, the following information replaces the corresponding information in its entirety:

Global Bond Portfolio

Co-Portfolio Managers Christopher H. Diaz and Andrew Mulliner are responsible for the day-to-day management of the Portfolio. Mr. Diaz, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

Christopher H. Diaz, CFA, is Executive Vice President and Co-Portfolio Manager of Global Bond Portfolio. Mr. Diaz is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in May 2011. Mr. Diaz holds a Bachelor’s degree in Finance from the University of South Carolina and a Master of Business Administration degree from Emory University. Mr. Diaz holds the Chartered Financial Analyst designation.

Andrew Mulliner, CFA, is Co-Portfolio Manager of Global Bond Portfolio. Mr. Mulliner is also Portfolio Manager of other Janus Henderson accounts. He joined Henderson Global Investors Limited in 2007 as an investment assistant and later became an assistant portfolio manager. Mr. Mulliner holds a Bachelor of Science degree in Psychology from the University of Nottingham. Mr. Mulliner holds the Chartered Financial Analyst designation.

Effective immediately, all references to Ryan Myerberg are deleted from the Portfolio’s Prospectuses.

Please retain this Supplement with your records.

Janus Aspen Series

Janus Henderson Global Bond Portfolio

Supplement dated January 17, 2019

to Currently Effective Statements of Additional Information

Effective immediately, the statements of additional information (together, the “SAI”) for Janus Henderson Global Bond Portfolio (the “Portfolio”) are amended as follows:

1.

Under “Janus Henderson Investment Personnel” in the Trustees and Officers section of the Portfolio’s SAI, the following information is added to the table titled “Other Accounts Managed” in alphabetical order:

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew Mulliner(11)*	Number of Other Accounts Managed Assets in Other Accounts Managed	None None	8 $760.52M	10(12) $1,880.41M
(11)	Effective January 17, 2019, Co-Portfolio Manager Andrew Mulliner assumed shared responsibility for the day-to-day management of Global Bond Portfolio.
(12)	Seven accounts included in the total, consisting of $1,280.31M of the total assets of the category, have performance-based advisory fees.
*	As of December 31, 2018.

2.	Under “Ownership of Securities” in the Trustees and Officers section of the Portfolio’s SAI, the following information is added to the table in alphabetical order:

Investment Personnel	Dollar Range of Equity Securities in the Portfolio(s) Managed	Aggregate Dollar Range of Equity Securities in Janus Henderson Funds
Janus Capital
Andrew Mulliner(3)*	None	None
(3)	Effective January 17, 2019, Co-Portfolio Manager Andrew Mulliner assumed shared responsibility for the day-to-day management of Global Bond Portfolio.
*	As of December 31, 2018.

Effective immediately, all references to Ryan Myerberg are deleted from the Portfolio’s SAI.

Please retain this Supplement with your records.